UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 13, 2018

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Technology Square, Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 30, 2018, Susan E. Graf, Chief Business Officer of Epizyme, Inc. (the “Company”) will be leaving the Company to pursue other business opportunities. In connection with her departure from the Company, Ms. Graf will be eligible to receive post-separation benefits under the terms of the Company’s Executive Severance and Change in Control Plan, together with certain other benefits, including a pro-rated bonus.

Suzanne Fleming, the Company’s Senior Vice President, Finance, Treasurer and principal accounting officer has been appointed the Company’s principal financial officer. Ms. Fleming, 57, has served as the Company’s Senior Vice President, Finance and Treasurer since she joined the Company in September 2017. Prior to joining the Company, from October 2014 to September 2017, Ms. Fleming served as Vice President, Finance for Foundation Medicine, Inc., a molecular information company focused on cancer care, where she was responsible for accounting, financial reporting, and compliance. Prior to joining Foundation Medicine, Ms. Fleming spent over 25 years in a number of finance leadership roles where she also was responsible for accounting, financial reporting, and compliance, including Chief Accounting Officer for Aegerion Pharmaceuticals, Inc., a biopharmaceutical company focused on rare diseases, from August 2013 to October 2014, and Vice President, Finance for AVEO Oncology, Inc., a biopharmaceutical company focused on targeted therapeutics for oncology, from November 2005 to August 2013. Ms. Fleming received a Bachelor of Science in Business Administration from Stonehill College, and is a Certified Public Accountant.

Item 7.01	Regulation FD Disclosure.

In connection with Ms. Graf’s departure from the Company, the Company has conducted a reorganization of its management. Matthew E. Ros, currently Chief Operating Officer, will move into the role of Chief Strategy & Business Officer, overseeing the corporate strategy and business functions, inclusive of the finance, business development, communications, and commercial functions. Mr. Ros has served as the Company’s Chief Operating Officer since May 2016. Prior to joining the Company, from September 2010 to May 2016, Mr. Ros served in increasing levels of responsibility at Sanofi, a multinational pharmaceutical company, most recently as Chief Operating Officer/Global Head of the Oncology Business unit from December 2014 to May 2016. Prior to that role, Mr. Ros served in the rare disease business of Genzyme, a Sanofi company, where he served as Vice President and Franchise Head of its Pompe disease unit from September 2012 to December 2014. From October 2007 to June 2010, Mr. Ros served at ARIAD Pharmaceuticals, Inc., a global oncology company, most recently as Senior Vice President, Commercial Operations. He started his pharmaceutical career in Bristol-Myers Squibb’s Oncology Division, serving in roles with increasing responsibility from 1990-2007. He received a Bachelor of Science from the State University of New York, College at Plattsburgh and completed the Executive Education Program in Finance and Accounting for the Non-Financial Manager at Wharton School of the University of Pennsylvania.

Dr. Shefali Agarwal, the Company’s Chief Medical Officer appointed in July 2018, is responsible for Clinical Operations, Medical, Pharmacovigilance, Translational Medicine and Clinical Pharmacology. With the reorganization, Dr. Agarwal will also now oversee Medical Affairs and Program and Portfolio Management. Dr. Agarwal has held leadership positions across medical research, clinical development, clinical operations and medical affairs, and has led clinical and regulatory engagements for small molecules, biologics, liposomal and cell therapy products from preclinical research work through registration filings. Prior to joining the Company. Dr. Agarwal served as chief medical officer at SQZ Biotech, where she built and led the clinical development organization, inclusive of Clinical Research Operations and Regulatory. She has held leadership positions at Curis, where she oversaw the Phase 2 study for its dual HDAC/PI3K inhibitor in diffuse large B-cell lymphoma and the Phase 1 study in solid tumors for its oral checkpoint inhibitor, and Tesaro, where she led the U.S. and European marketing authorization submissions for ZEJULA® (niraparib) in ovarian cancer. She has also held positions of increasing responsibility at Covidien, AVEO Oncology and Pfizer. Dr. Agarwal received her MBBS medical degree from Karnataka University’s Mahadevappa Rampure Medical School in India, Master’s Degree in Public Health from Johns Hopkins University, where she led clinical research in the Department of Anesthesiology and Critical Care Medicine, and a Master of Science degree in Business from the University of Baltimore’s Merrick School of Business.

The reorganization of the Company’s leadership is designed to support the Company’s advancement of tazemetostat, its lead investigational candidate, and its preclinical pipeline, its planned regulatory submissions and its intended transformation into a fully integrated biopharmaceutical company.

Cautionary Note on Forward-Looking Statements

Any statements in this report about future expectations, plans and prospects for the Company and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether results from clinical studies will warrant meetings with regulatory authorities, submissions for regulatory approval or review by governmental authorities under the accelerated approval process; expectations for regulatory approvals to conduct trials or to market products; whether the company’s cash resources will be sufficient to fund the company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the company’s therapeutic candidates; and other factors discussed in the “Risk Factors” section of the Company’s most recent Form 10-Q filed with the SEC and in the Company’s other filings from time to time with the SEC. In addition, the forward-looking statements included in this report represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: September 17, 2018	By:	/s/ Robert B. Bazemore
Robert B. Bazemore President and Chief Executive Officer